CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm under the caption “Financial Highlights” in each Prospectus dated June 1, 2010 for Invesco Large Cap Relative Value Fund, that are incorporated by reference in the Joint Proxy Statement/Prospectus in the Registration Statement of AIM Counselor Series Trust (Invesco Counselor Series Trust) on Form N-14.
We also consent to the reference to our firm as predecessor fund’s auditor under the caption “Independent Registered Public Accounting Firm” and to the incorporation by reference of our report dated February 25, 2010 on Large Cap Relative Portfolio, in the Statements of Additional Information dated October 29, 2010 of AIM Counselor Series Trust (Invesco Counselor Series Trust), that is incorporated by reference in the Statement of Additional Information in the Registration Statement of AIM Counselor Series Trust (Invesco Counselor Series Trust)on Form N-14.
/s/ ERNST & YOUNG LLP
Boston, Massachusetts
November 22, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm under the caption “Financial Highlights” in each Prospectus dated June 1, 2010 for Invesco Van Kampen California Insured Tax Free Fund, Invesco Van Kampen Core Plus Fixed Income Fund, Invesco Van Kampen Equity Premium Income Fund, Invesco Van Kampen Enterprise Fund, Invesco Van Kampen American Franchise Fund, Invesco Van Kampen Equity and Income Fund, and Invesco Van Kampen Growth and Income Fund, and to the reference to our firm as predecessor fund’s auditor under the caption “Financial Highlights” in the Prospectus dated October 29, 2010 for Invesco Van Kampen Capital Growth Fund, that are incorporated by reference in the Proxy Statements/Prospectuses in the Registration Statement of AIM Counselor Series Trust (Invesco Counselor Series Trust) on Form N-14.
We also consent to the use of our reports dated November 20, 2009 for Van Kampen California Insured Tax Free Fund, October 26, 2009 for Van Kampen Core Plus Fixed Income Fund, and February 19, 2010 for Van Kampen Enterprise Fund, that are incorporated by reference in the Statement of Additional Information in the Registration Statement of AIM Counselor Series Trust (Invesco Counselor Series Trust) on Form N-14.
We also consent to the reference to our firm as predecessor fund’s auditor under the caption “Independent Registered Public Accounting Firm” and to the incorporation by reference of our reports dated November 20, 2009 for Van Kampen California Insured Tax Free Fund, October 26, 2009 for Van Kampen Core Plus Fixed Income Fund, Van Kampen Equity Premium Income Fund, and Van Kampen American Franchise Fund, August 21, 2009 for Van Kampen Capital Growth Fund, February 19, 2010 for Van Kampen Enterprise Fund and Van Kampen Equity and Income Fund, and January 22, 2010 for Van Kampen Growth and Income Fund, in the Statements of Additional Information dated June 1, 2010 with respect to Invesco Van Kampen California Insured Tax Free Fund of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), June 1, 2010 with respect to Invesco Van Kampen Core Plus Fixed Income Fund of AIM Investment Securities Funds (Invesco Investment Securities Funds), November 10, 2010 with respect to Invesco Van Kampen Capital Growth Fund of AIM Sector Funds (Invesco Sector Funds), November 10, 2010 with respect to Invesco Van Kampen Enterprise Fund of AIM Sector Funds (Invesco Sector Funds), and October 29, 2010 with respect to Invesco Van Kampen Equity Premium Income Fund, Invesco Van Kampen American Franchise Fund, Invesco Van Kampen Equity and Income Fund, and Invesco Van Kampen Growth and Income Fund of AIM Counselor Series Trust (Invesco Counselor Series Trust), that are incorporated by reference in the Statement of Additional Information in the Registration Statement of AIM Counselor Series Trust (Invesco Counselor Series Trust) on Form N-14.
/s/ ERNST & YOUNG LLP
Chicago, Illinois
November 22, 2010